UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report: (Date of Earliest Event Reported) February 7, 2011

ROCK-TENN COMPANY
(Exact name of registrant as specified in its charter)

Georgia	001-12613	62-0342590

(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

504 Thrasher Street, Norcross, Georgia	30071

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (770) 448-2193

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⊠ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.   Other Events.

          On February 7, 2011, Rock-Tenn Company, a Georgia corporation (“RockTenn”), and Smurfit-Stone Container Corporation, a Delaware corporation, (“Smurfit-Stone”) issued a joint press release announcing that the Federal Trade Commission had granted early termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 in connection with the previously announced acquisition by RockTenn in which Smurfit-Stone Container Corporation will be merged with and into a wholly-owned subsidiary of Rock-Tenn Company.  A copy of the February 7, 2011 press release is attached hereto as Exhibit 99.1 and hereby incorporated herein.

Additional Information and Where to Find It

          In connection with the proposed transaction, RockTenn and Smurfit-Stone will be filing documents with the Securities and Exchange Commission (the “SEC”), including the filing by RockTenn of a registration statement on Form S-4 that will include a joint proxy statement of RockTenn and Smurfit-Stone that also constitutes a prospectus of RockTenn.  RockTenn and Smurfit-Stone stockholders are urged to read the registration statement on Form S-4 and the related joint proxy statement/prospectus when they become available, as well as other documents filed with the SEC, because they will contain important information.  The final joint proxy statement/prospectus will be mailed to stockholders of RockTenn and stockholders of Smurfit-Stone.  Investors and security holders may obtain free copies of these documents (when they are available) and other documents filed with the SEC at the SEC’s web site at www.sec.gov, or by contacting RockTenn Investor Relations at (678) 291-7900 or Smurfit-Stone Investor Relations at (314) 656-5553.

Participants in the Merger Solicitation

            RockTenn, Smurfit-Stone and their respective directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the transaction.  Information concerning RockTenn’s executive officers and directors is set forth in its definitive proxy statement filed with the SEC on December 17, 2010.  Information concerning Smurfit-Stone’s executive officers and directors is set forth in its annual report on Form 10-K for the year ended December 31, 2010, which was filed with the SEC on March 2, 2010, and in its current report on Form 8-K filed on July 7, 2010.  Additional information regarding the interests of participants of RockTenn and Smurfit-Stone in the solicitation of proxies in respect of the transaction will be included in the above-referenced registration statement on Form S-4 and joint proxy statement/prospectus when it becomes available.  You can obtain free copies of these documents from RockTenn and Smurfit-Stone using the contact information above.

Item 9.01.   Financial Statements and Exhibits.

(d)          Exhibits.  The following exhibits are filed herewith:

Exhibit No.	Description

99.1	Press Release, dated February 7, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	February 7, 2011
ROCK-TENN COMPANY

		By:	/s/ Steven C. Voorhees
Steven C. Voorhees
Executive Vice-President, Chief Financial Officer
and Chief Administrative Officer (Principal Financial Officer)